SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 25, 2003
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                      0-12870                   23-2288763
 -----------------             -----------------            ------------------
 (State or other                 (Commission                (I.R.S. Employer
 jurisdiction of                 File Number)               Identification No.)
  incorporation)


                 9 North High Street, West Chester, Pennsylvania
                 -----------------------------------------------
                    (Address of principal executive offices)


                                  (484)-881-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

[Use this Item for release of non-financial information and/or Regulation FD
 Disclosure.]

On April 25, 2003, the Registrant announced First Quarter 2003 Earnings.
   ---------------                          ---------------------------

A copy of FCCC's press release with corrected Financial Data schedule is attached as Exhibit 99.1 hereto and incorporated by reference herein.



ITEM 7.  EXHIBITS

-------------------- ---------------------------------------------------------
    Exhibit No.            Description
-------------------- ---------------------------------------------------------
-------------------- ---------------------------------------------------------
       99.1          Press Release with corrected Financial Data Schedule
                                          --------------
-------------------- ---------------------------------------------------------

ITEM 9. REGULATION FD DISCLOSURE

      [Use this Item for Regulation FD Disclosure and, until SEC reprograms
          EDGAR system, for release of quarterly or year end results.]

On April 25, 2003, the Registrant announced its results of operations for the
   --------------
[period(s) ending March 31, 2003. A copy of FCCC's press release announcing
                  --------------
these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                    [When SEC has completed reprogramming the EDGAR system, use this Item for release of quarterly or year end results.]

On April 25, 2003, the Registrant announced its results of operations for the [period(s) ending March 31, 2003. A copy of FCCC's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 28, 2003                              FIRST CHESTER COUNTY CORPORATION


                                            By:    /s/Charles E.Swope
                                            -----------------------------
                                            Charles E. Swope
                                            President and Chief Executive
                                            Officer

                                  EXHIBIT INDEX

-------------------- ------------------------------------------------------
    Exhibit No.                Description
-------------------- ------------------------------------------------------
-------------------- ------------------------------------------------------
       99.1          Press release, dated April 25, 2003
                                          --------------
-------------------- ------------------------------------------------------

CUSTOMER CONTACT CENTER OPENS

(April 25, 2003 - West Chester, PA) Charles E. Swope, Chairman of the Board and President of First National Bank of Chester County, subsidiary of First Chester County Corporation, is pleased to announce the opening of our new Customer Contact Center. Mr. Swope said "the new Customer Contact Center promotes FNB's array of products and services and develops new business through proactive call center inbound opportunities and outbound campaigns. The Contact Center handles routine service transactions, provides customers with accurate information about their accounts, assists with prompt problem resolution, and offers quality financial services though excellence in customer service and recognition of cross sales and up sales opportunities." You can reach our Customer Contact Center via phone at 484-881-4000.

1ST QUARTER EARNINGS

Net income for the three months ended March 31, 2003 was $1.553 million, an increase of 1.0% compared to the three months ended March 31, 2002 net income of $1.540 million. Basic earnings per share for both periods were $0.35. Total Assets increased 11.6% from $590.3 million at March 31, 2002 to $658.9 million at March 31, 2003. First quarter 2003 net income includes a gain of $306 thousand from the sale of our $2.7 million credit card portfolio to Elan Financial Services (Elan). The simultaneous establishment of an agency agreement with Elan enables the Bank to offer enhanced service and credit card products to our customers. Elan supports more than 8 million credit card holders and card transactions for more than 1,200 financial institutions.

FIRST NATIONAL TO OPEN COATESVILLE BRANCH

This Spring, First National Bank of Chester County will open its 16th Branch Office in Chester County. The Coatesville Office, located at 258 East Lincoln Highway, is part of the Bank's strategic plan and consistent with our commitment to re-invest in Chester County. Mr. Swope also reaffirmed the banks intention to remain the Largest Independent Bank headquartered in Chester County.

TOTAL RETURN OF 17.4%

The Common Stock of First Chester County Corporation achieved a total return of approximately 17.4% for the twelve months ended March 31, 2003. (Total return was calculated by adding the dividend yield of 3.4% and the 14.0% stock price increase from March 31, 2002 to March 31, 2003. The dividend yield was calculated by dividing the total dividends of $0.525 per share paid from March 31, 2002 to March 31, 2003 by the stock price as of March 31, 2002. For purposes of these calculations, the stock prices were the average of the bid and ask prices quoted by market makers on the respective dates).


This release contains certain  forward-looking  statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company believes the assumptions underlying the forward-looking statements are reasonable. However, because the assumptions are predictions of future events and circumstances, any of the assumptions could be inaccurate. Therefore there can be no assurance that the forward-looking statements contained in this release will prove to be accurate. Additional information that could cause actual results to vary materially from the results anticipated might be found in the Company's most recent Form 10-K and other reports filed with the Securities and Exchange Commission. Furthermore, the Company disclaims any obligation or intent to update any such factors or forward-looking statements to in light of future events and developments.

For more information, please contact the Bank's Shareholder Relations Department at 484 881-4141 or visit our interactive website at www.fnbchestercounty.com. The attached Selected Financial Data is an integral part of this press release.